Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Propertyl, Plant, and Equipment
	Estimated	Depreciation
	Useful Life (a)	Rates (a)	December 31,
	(Years)	(%)	2012	2011

			(Millions)

Nonregulated:
Natural gas gathering and processing facilities	5 - 40		$7,000	$6,024
Construction in progress	(b)		1,599	353
Other	3 - 45		745	500
Regulated:
Natural gas transmission facilities		1.01 - 6.82	9,963	9,593
Construction in progress		(b)	337	199
Other		.18 - 33.33	1,418	1,391
Total property, plant, and equipment, at cost			$21,062	$18,060
Accumulated depreciation and amortization			(6,775)	(6,238)
Property, plant, and equipment - net			$14,287	$11,822

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(a)       Estimated useful life and depreciation rates are presented as of December 31, 2012. Depreciation rates for regulated assets are prescribed by the FERC.

(b)       Construction in progress balances not yet subject to depreciation.

Asset Retirement Obligation
	December 31,
	2012	2011

	(Millions)
Beginning balance	$570	$496
Liabilities incurred	8	4
Liabilities settled	(44)	(46)
Accretion expense	43	39
Revisions(1)	(1)	77
Ending balance	$576	$570

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(1)       The 2012 revision primarily reflects a decrease in removal cost estimates, which is among several factors considered in the annual review process, including inflation rates, current estimates for removal cost, discount rates, and the estimated remaining life of the assets. The revision in 2011 is primarily due to increases in the inflation rate and estimated removal costs. The 2012 and 2011 revisions also include increases of $13 million and $39 million, respectively, related to changes in the timing and method of abandonment on certain of Transco's natural gas storage caverns that were associated with a leak in 2010